Cash And Cash Equivalents (Notes)	6 Months Ended
Jun. 30, 2013
Cash and Cash Equivalents [Abstract]
Cash and Cash Equivalents Disclosure [Text Block]
CASH AND CASH EQUIVALENTS
Cash and Cash Equivalents
We consider all highly liquid investments with an original maturity of three months or less to be cash equivalents. Our cash equivalents were $88.9 million and $60.4 million at June 30, 2013, and December 31, 2012, respectively, consisting of money market demand accounts and investment grade fixed income securities such as money market funds, certificate of deposits, and commercial paper. Our cash balances with financial institutions may exceed the deposit insurance limits.
Included in our cash and cash equivalents at June 30, 2013, and December 31, 2012, were $95.8 million and $91.8 million, respectively that we identified for settling our accrued payable to our retailer partners in relation to our Coinstar kiosks.